(PRINCIPAL PRESERVATION LOGO)

                                   WISCONSIN
                                   TAX-EXEMPT
                                   PORTFOLIO

                                  ------------
                                 ANNUAL REPORT
                                TO SHAREHOLDERS

                               DECEMBER 31, 1999
                                  ------------

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

             PRESIDENT'S LETTER/MANAGEMENT DISCUSSION AND ANALYSIS
                         ANNUAL REPORT TO SHAREHOLDERS
                               DECEMBER 31, 1999

                                                               February 28, 2000

Dear Wisconsin Shareholder:

  I am pleased to provide you with the Wisconsin Tax-Exempt Portfolio annual report for the year ended December 31, 1999. Since December 31, 1998, the Wisconsin Tax Exempt Portfolio's net assets increased from $45,693,000 to $52,320,000. At the same time, total assets of the Principal Preservation mutual fund family grew from $602,000,000 to $1,046,000,000. Investors continued to focus on the broad base stock market, rather than the tax-exempt bond markets. The increase in our fund family can be attributed to both net inflows and market appreciation of our equity portfolios.

  The domestic economy continued to grow at a healthy pace during the year. Higher income levels, combined with a robust real estate market and increasing stock prices, fueled the consumer sector, as the primary driver of domestic growth. The Federal Reserve Bank, concerned about inflation in light of the strong economy all year, instituted a series of 0.25% increases in the overnight lending rate. The bond market reacted with higher yields and lower prices, causing negative returns on investments. Short term interest rates, as measured by the 90 day U.S. Treasury, rose from 4.5% at December 31, 1998 to 5.31% at December 31, 1999. Tax-exempt securities, while experiencing market declines, performed slightly better than the general taxable bond market.

  On the following pages, we describe in further detail the factors affecting the performance of your Portfolio. We thank you for your continued support and trust with us at Principal Preservation.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

This report was prepared for shareholders of Principal Preservation's Wisconsin Tax-Exempt Portfolio. It does not constitute an offer to sell shares of the Portfolio. Any investor who wishes to receive more information about the Wisconsin Tax-Exempt Portfolio or any of the other portfolios in the Principal Preservation Fund Family should obtain a prospectus, which includes a discussion of the investment objective, all sales charges and expenses and the investment risks associated with each portfolio.

                       MANAGEMENT DISCUSSION AND ANALYSIS

WISCONSIN TAX-EXEMPT PORTFOLIO

  The graph below compares the change in the value of a $10,000 investment in Principal Preservation Wisconsin Tax-Exempt Portfolio with that of the Lehman 20-Year Municipal Bond Index.

        Date            Principal Preservation            Lehman 20-Year
                    Wisconsin Tax-Exempt Portfolio     Municipal Bond Index
      6/13/94*<F1>              $9,750                       $10,000
      6/30/94                   $9,452                        $9,900
      7/31/94                   $9,543                       $10,127
      8/31/94                   $9,543                       $10,155
      9/30/94                   $9,446                        $9,952
     10/31/94                   $9,179                        $9,689
     11/30/94                   $8,862                        $9,462
     12/31/94                   $9,112                        $9,759
      1/31/95                   $9,403                       $10,141
      2/28/95                   $9,687                       $10,509
      3/31/95                   $9,780                       $10,629
      4/30/95                   $9,803                       $10,627
      5/31/95                  $10,081                       $11,028
      6/30/95                   $9,992                       $10,858
      7/31/95                  $10,026                       $10,914
      8/31/95                  $10,112                       $11,064
      9/30/95                  $10,166                       $11,151
     10/31/95                  $10,303                       $11,389
     11/30/95                  $10,493                       $11,641
     12/31/95                  $10,599                       $11,804
      1/31/96                  $10,652                       $11,864
      2/29/96                  $10,546                       $11,729
      3/31/96                  $10,408                       $11,541
      4/30/96                  $10,322                       $11,495
      5/31/96                  $10,388                       $11,509
      6/30/96                  $10,465                       $11,671
      7/31/96                  $10,575                       $11,785
      8/31/96                  $10,554                       $11,766
      9/30/96                  $10,708                       $12,004
     10/31/96                  $10,797                       $12,148
     11/30/96                  $10,996                       $12,402
     12/31/96                  $10,943                       $12,329
      1/31/97                  $10,944                       $12,317
      2/28/97                  $11,057                       $12,449
      3/31/97                  $10,901                       $12,254
      4/30/97                  $11,004                       $12,390
      5/31/97                  $11,174                       $12,613
      6/30/97                  $11,288                       $12,772
      7/31/97                  $11,551                       $13,201
      8/31/97                  $11,449                       $13,039
      9/30/97                  $11,588                       $13,219
     10/31/97                  $11,648                       $13,315
     11/30/97                  $11,718                       $13,423
     12/31/97                  $11,895                       $13,667
      1/31/98                  $11,988                       $13,820
      2/28/98                  $11,999                       $13,830
      3/31/98                  $12,011                       $13,849
      4/30/98                  $11,999                       $13,778
      5/31/98                  $12,141                       $14,027
      6/30/98                  $12,189                       $14,090
      7/31/98                  $12,213                       $14,120
      8/31/98                  $12,346                       $14,364
      9/30/98                  $12,487                       $14,567
     10/31/98                  $12,473                       $14,520
     11/30/98                  $12,508                       $14,587
     12/31/98                  $12,531                       $14,619
      1/31/99                  $12,650                       $14,775
      2/28/99                  $12,648                       $14,713
      3/31/99                  $12,670                       $14,764
      4/30/99                  $12,704                       $14,804
      5/31/99                  $12,626                       $14,693
      6/30/99                  $12,448                       $14,455
      7/31/99                  $12,469                       $14,472
      8/31/99                  $12,353                       $14,239
      9/30/99                  $12,310                       $14,193
     10/31/99                  $12,054                       $13,899
     11/30/99                  $12,178                       $14,106
     12/31/99                  $12,060                       $13,934

                          AVERAGE ANNUAL TOTAL RETURN
                   (includes the effect of the sales charge)

                                                         SINCE INCEPTION
                                  1-YEAR        5-YEAR       6/13/94
                                  ------        ------   ---------------
     Wisconsin Tax-Exempt:
       Full Sales Charge          -6.16%        4.34%         3.43%
       Net Asset Value            -3.80%        5.77%         4.70%

*<F1>  June 13, 1994 inception date.

Past performance is not predictive of future performance.

LEHMAN 20-YEAR MUNICIPAL BOND INDEX

  The Lehman 20-Year Municipal Bond Index is a broad based index containing over 22,000 issues with maturities ranging from 2-30 years. The issues comprising the index are those completed within the last five years with total issue size of $50 million or more. The average quality rating is "AA." The performance of the index does not include sales charges or other fees which an investor would incur if s/he attempted to replicate this index.

WISCONSIN TAX-EXEMPT PORTFOLIO

  The Wisconsin Tax-Exempt Portfolio's performance is presented from June 13, 1994, commencement of operations, through December 31, 1999. It is based upon a $10,000 investment at the Portfolio's public offering price then in effect, which included a 2.5% sales charge. It represents the actual total returns for each of the years ended December 31, net of any fees and expenses charged to the Portfolio during those periods.

GENERAL MARKET & PORTFOLIO ANALYSIS

  U.S. TREASURY MARKET -- The decline in U.S. Treasury prices continued through most of the year with the high point in yields and the low point in prices taking place on October 26th. The thirty-year treasury bond was selling to yield 6.38%, the ten-year selling to yield 6.238% and the five year selling to yield 6.15%. All three yields were the high for the year. Shortly thereafter, Federal Reserve Chairman Alan Greenspan cooled speculation about a series of interest rate increases by the central bank. This produced the best government bond rally in 1999 during the week ended October 29th. Treasuries extended gains after reports showing a drop in home sales and prices paid by manufacturers suggested the pace of economic growth was slowing. Treasury Bonds gave back much of that gain during the last month of the year.

  MUNICIPAL BOND MARKET -- The municipal bond market followed the U.S. Treasury market through October. However, because of an increase in underwriting of new securities, municipals did slightly worse. Municipal bond yields in thirty-year insured bonds rose by 1.20% from the beginning of the year through October 26, 1999 compared to a yield increase in the U.S. Treasury thirty-year bond of 1.07% during that period. By the end of October, the supply of new municipal issues had dwindled from $5 billion to $3.5 billion. Long term AAA rated municipal bonds continued to sell at roughly 93% of the thirty-year U.S. Treasury yields. The nine-year average of long term high quality municipal bonds to thirty-year U.S. Treasury bonds is 82%. The performance of the municipal bond market continued to lag U.S. Treasuries.

  PORTFOLIO REVIEW -- The total return for the Wisconsin Tax-Exempt Portfolio for the year ended December 31, 1999 was -3.75%, as compared to the Lehman 20 Year Municipal Bond Index return of -4.67%. For the entire period, Mr. Tom Sancomb, the portfolio manager, maintained the maturity level of the Wisconsin Portfolio around 20 years, with a duration of approximately nine years. As a result, the performance was in line with general tax-exempt averages. The Portfolio does not hold any day bonds subject to Alternative Minimum Tax.

  Mr. Sancomb did not make any trades of portfolio securities during the year, except in response to either purchases or redemptions. When possible, Mr. Sancomb continued to eliminate non-Wisconsin issues to increase holdings in securities from Wisconsin. Therefore, by December 31, 1999 bonds issued by municipalities in the State of Wisconsin represented 78% of the Portfolio's securities, as compared to 72% on December 31, 1998. The moderate trading in the Portfolio, along with a "market like" maturity and duration, resulted in performance for the year that approximated the municipal market. Mr. Sancomb does not anticipate making any significant changes in the approach to the municipal bond market during the next few months.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of Principal Preservation Portfolios, Inc.' s. Wisconsin Tax-Exempt Portfolio outstanding for the periods indicated. You should read this information in conjunction with the financial statements and related notes.

                                                                                              WISCONSIN
                                                                                        TAX-EXEMPT PORTFOLIO
                                                                      --------------------------------------------------------
                                                                                  For the years ended December 31,
                                                                      --------------------------------------------------------
                                                                       1999         1998        1997         1996        1995
                                                                      ------       ------      ------       ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.27       $10.21      $ 9.87       $10.05      $ 9.10
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                  .45          .48         .49          .49         .50
  Net realized and unrealized gains (losses) on investments             (.82)         .06         .34         (.18)        .95
                                                                      ------       ------      ------       ------      ------
  TOTAL FROM INVESTMENT OPERATIONS                                      (.37)         .54         .83          .31        1.45
                                                                      ------       ------      ------       ------      ------

LESS DISTRIBUTIONS:
  Dividends from net investment income                                  (.45)        (.48)       (.49)        (.49)       (.50)
                                                                      ------       ------      ------       ------      ------
  TOTAL DISTRIBUTIONS                                                   (.45)        (.48)       (.49)        (.49)       (.50)
                                                                      ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                        $ 9.45       $10.27      $10.21       $ 9.87      $10.05
                                                                      ------       ------      ------       ------      ------
                                                                      ------       ------      ------       ------      ------

TOTAL RETURN *<F2>                                                     (3.8%)        5.4%        8.7%         3.3%       16.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                      $52,320      $45,693     $32,852      $25,750     $18,986
Ratio of expenses to average net assets                                 0.9%+<F3>    0.6%+<F3>   0.5%+<F3>    0.5%+<F3>   0.4%+<F3>
Ratio of net investment income to average net assets                    4.5%+<F3>    4.6%+<F3>   4.9%+<F3>    4.9%+<F3>   5.0%+<F3>
Portfolio turnover rate                                                15.2%        12.5%       16.9%        16.0%        9.7%

 *<F2> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F3> Reflects a voluntary reimbursement of fund expenses of 0.1% in 1999, 0.4% in 1998, 0.6% in 1997, 0.6% in 1996 and 0.8% in 1995,
        respectively.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                                 BALANCE SHEET
                               DECEMBER 31, 1999

                                                                 WISCONSIN
                                                            TAX-EXEMPT PORTFOLIO
                                                            --------------------
ASSETS:
Investments:
   Cost basis of investments                                    $54,117,039
                                                                -----------
                                                                -----------
   Long-term investments in securities                          $51,877,990

Cash                                                                    502

Receivables:
   Capital shares sold                                                  471
   Interest                                                         645,958
                                                                -----------
        Total receivables                                           646,429
Other assets                                                          3,100
                                                                -----------
        Total assets                                            $52,528,021
                                                                -----------
                                                                -----------

LIABILITIES:
Payables:
   Capital shares redeemed                                      $    25,233
   Distributions to shareholders                                     53,238
   Management fees                                                   22,021
   Other accrued expenses                                            72,450
   Other liabilities                                                 35,015
                                                                -----------
        Total liabilities                                           207,957
                                                                -----------

NET ASSETS:
Capital stock                                                    55,081,126
Undistributed net investment income                                   8,988
Undistributed net realized losses on investments                   (531,001)
Net unrealized depreciation on investments                       (2,239,049)
                                                                -----------
        Total net assets                                         52,320,064
                                                                -----------
        Total liabilities and net assets                        $52,528,021
                                                                -----------
                                                                -----------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                  $      9.45
                                                                -----------
                                                                -----------

MAXIMUM OFFERING PRICE PER SHARE                                $      9.69
                                                                -----------
                                                                -----------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                WISCONSIN
                                                           TAX-EXEMPT PORTFOLIO
                                                          ---------------------
INVESTMENT INCOME:
Interest                                                        $ 2,795,842
                                                                -----------
        Total investment income                                   2,795,842
                                                                -----------

EXPENSES:
Investment advisory fees                                            260,395
Custodian fees                                                       11,972
Transfer agent fees                                                  29,989
Broker service fees                                                 133,361
Professional fees                                                    41,348
Registration                                                         10,516
Communication                                                        12,135
Director fees                                                         4,418
Pricing of investments                                               13,226
Deferred organization expense                                         1,160
Other                                                                 9,144
                                                                -----------
        Total expenses                                              527,664
Less expenses absorbed by advisor                                   (65,498)
                                                                -----------
        Net expenses                                                462,166
                                                                -----------
NET INVESTMENT INCOME                                             2,333,676
                                                                -----------
NET REALIZED LOSSES ON INVESTMENTS                                 (495,751)

CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS FOR THE YEAR    (4,041,529)
                                                                -----------
        Net loss on investments                                  (4,537,280)
                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(2,203,604)
                                                                -----------
                                                                -----------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                WISCONSIN
                                                           TAX-EXEMPT PORTFOLIO
                                                           --------------------
OPERATIONS:
Net investment income                                           $ 2,333,676
Net realized losses on investments                                 (495,751)
Change in unrealized appreciation on investments for the year    (4,041,529)
                                                                -----------
        Net decrease in net assets resulting from operations     (2,203,604)
                                                                -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.45 per share)                          (2,333,895)
                                                                -----------
        Total distributions                                      (2,333,895)
                                                                -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                      21,530,243
Net asset value of shares issued in distributions                 1,654,328
Cost of shares redeemed                                         (12,019,713)
                                                                -----------
        Net increase in net assets from capital
          share transactions                                     11,164,858
                                                                -----------
        Total increase                                            6,627,359

NET ASSETS:
Balance at beginning of period                                   45,692,705
                                                                -----------
Balance at end of period                                        $52,320,064
                                                                -----------
                                                                -----------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                WISCONSIN
                                                           TAX-EXEMPT PORTFOLIO
                                                           --------------------
OPERATIONS:
Net investment income                                           $ 1,800,897
Net realized losses on investments                                  (29,062)
Change in unrealized appreciation on investments for the year       268,450
                                                                -----------
        Net increase in net assets resulting from operations      2,040,285
                                                                -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.48 per share)                          (1,792,682)
                                                                -----------
        Total distributions                                      (1,792,682)
                                                                -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                      14,532,615
Net asset value of shares issued in distributions                 1,251,011
Cost of shares redeemed                                          (3,190,205)
                                                                -----------
        Net increase in net assets from capital
          share transactions                                     12,593,421
                                                                -----------
        Total increase                                           12,841,024

NET ASSETS:
Balance at beginning of period                                   32,851,681
                                                                -----------
Balance at end of period                                        $45,692,705
                                                                -----------
                                                                -----------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES --
   Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio, Select Value Portfolio and Managed Growth Portfolio. This report presents information only for the Wisconsin Tax-Exempt Portfolio (the "Portfolio"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

   The following is a summary of the significant accounting policies of the Fund.

   (a)  Long-Term Securities
        The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service in accordance with procedures approved by the Fund's Board of Directors. Among other factors, these procedures include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

        Investment transactions are recorded on the day after trade date. However, the financial statement information reflects an adjustment to reflect trade date activity.

        Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

   (b)  Net Realized Gains and Losses and Investment Income
        Net realized gains and losses on securities sales are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

   (c)  Federal Income Taxes
        Provision has not been made for Federal income taxes, because the Portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 1999, the Portfolio had Federal income tax capital loss carryforwards of $3,176 expiring in 2003, $3,012 expiring in 2004, $29,062 expiring in 2006 and $495,751 expiring in 2007. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforward is exhausted.

        The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly at December 31, 1999 reclassifications were made to decrease undistributed net investment income and increase capital stock by $811.

   (d)  Expenses
        Fund expenses associated with a specific portfolio are charged to that portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each portfolio to the combined net assets of the Fund, by the ratio of accounts maintained in each portfolio or some other fair allocation process.

   (e)  Distributions to Shareholders
        Dividends to shareholders are recorded on the ex-dividend date.

   (f)  Deferred Organization Costs
        Costs incurred with the organization, initial registration and public offering of shares aggregating $13,000 for the Portfolio have been paid by the Fund and are being amortized over a five year period.

   (g)  Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -- The Fund has an Investment Advisory Agreement (the "Agreement") with B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of the Fund are affiliated), to serve as the Investment Advisor. BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Under the Agreement, the Portfolio pays BCZ a monthly fee based upon the average daily net assets of the Portfolio at the rate of .50% of the first $250,000,000 of the Portfolio's average daily net assets, reducing to .40% of the Portfolio's average daily net assets in excess of $250,000,000.

   For the year ended December 31, 1999, the Portfolio incurred total advisory fees of $260,395. BCZ voluntarily reimbursed expenses to the Portfolio totaling $65,498. BCZ is not obligated to continue the voluntary reimbursement in the future.

   On May 17, 1991, the Fund's shareholders approved a Distribution Agreement under Rule 12b-1. According to this agreement the Fund pays a distribution fee of up to 0.25% to BCZ, as the distributor, which is passed through to the broker/dealer as a service fee. This fee is calculated on the average daily net assets and is shown as broker service fees in the Statement of Operations.

   BCZ has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services and through November 8, 1999, a Transfer and Dividend Disbursing and Shareholder Servicing Agreement with the Fund to provide Transfer Agent Services. In addition, the Portfolio pays BCZ commissions on sales of Portfolio shares and 12b-1 distribution fees. The transfer agent fees, commissions, accounting and pricing fees, depository and 12b-1 fees paid to BCZ by the Portfolio for the year ended December 31, 1999 were as follows:

                                                                              ACCOUNTING
                                         TRANSFER         COMMISSIONS         AND PRICING
                                        AGENT FEES    ON PORTFOLIO SHARES        FEES          12B-1 FEES
                                        ----------    -------------------     -----------      ----------
   Wisconsin Tax-Exempt Portfolio        $23,176            $97,396             $25,436         $73,895

3. INVESTMENT TRANSACTIONS --
   Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1999, consisted of $18,786,224 and $7,826,034, respectively.

   Net tax basis unrealized appreciation (depreciation) on investments as of December 31, 1999, included:

                                                                 WISCONSIN
                                                                 TAX-EXEMPT
                                                                 ----------
   Gross unrealized appreciation                                $   723,426
   Gross unrealized depreciation                                 (2,962,475)
                                                                -----------
        Net unrealized depreciation                             $(2,239,049)
                                                                -----------
                                                                -----------

   The tax basis cost of investments at December 31, 1999 was $54,117,039.

4. LINE OF CREDIT --
   The Fund has an available line of credit of $7,500,000. However, each portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by BCZ. Each portfolio's policies allow borrowings for temporary or emergency purposes.

5. CAPITAL SHARE TRANSACTIONS --

   (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into nine separate portfolios: Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Managed Growth Portfolio and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first eight portfolios and 450,000,000 in the Cash Reserve Portfolio. Each portfolio (other than the Cash Reserve Portfolio) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index, Managed Growth and Cash Reserve Portfolio also have designated Class B (contingent deferred sales charge) shares. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of each of Class X (Retail Shares) and Class Y (Institutional Shares) and 50,000,000 shares of Class B. The remaining 150,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

   (b) Capital share activity during the years ended December 31, 1998 and December 31, 1999, respectively, were as follows:

                                                                   WISCONSIN
                                                                  TAX-EXEMPT
                                                                  ----------
   SHARES OUTSTANDING AT DECEMBER 31, 1997                        3,218,708
                                                                  ---------
                                                                  ---------
     Shares issued                                                1,419,230
     Shares issued in distributions                                 122,119
     Shares redeemed                                               (312,229)
                                                                  ---------
   SHARES OUTSTANDING AT DECEMBER 31, 1998                        4,447,828
                                                                  ---------
                                                                  ---------
     Shares issued                                                2,160,989
     Shares issued in distributions                                 150,612
     Shares redeemed                                             (1,236,225)
                                                                  ---------
   SHARES OUTSTANDING AT DECEMBER 31, 1999                        5,523,204
                                                                  ---------
                                                                  ---------

   (c) Maximum offering price per share is computed based on a maximum sales charge of 2.5% of the offering price or 2.56% of the net asset value. For purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 97.5.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

 PRINCIPAL                                                                              S&P          MOODY'S
  AMOUNT                             DESCRIPTION                                       RATING         RATING          VALUE
                                                                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM TAX-EXEMPT SECURITIES -- 99.2%

GEORGIA -- 1.1%
 $  325,000    Atlanta, Georgia, New Public Housing Authority, 5.00%,                   AAA            Aaa         $   327,844
               due 05-01-2007

    250,000    Newnan, Georgia, New Public Housing Authority, 5.00%,                    AAA            Aaa             245,937
               due 04-01-2012

GUAM -- 2.3%
    650,000    Guam Government Limited Obligation Highway Bonds,                        AAA            Aaa             680,062
               Series A, 6.30%, due 05-01-2012

    515,000    Guam Power Authority Revenue Bonds, Series A, 6.375%,                    AAA            Aaa             549,763
               due 10-01-2008

ILLINOIS -- 1.0%
    200,000    Cook County, Illinois, New Public Housing Authority, 5.25%,              AAA            Aaa             202,000
               due 04-01-2010

    300,000    Peoria, Illinois, New Public Housing Authority, 5.00%,                   AAA            Aaa             298,500
               due 06-01-2012

MASSACHUSETTS -- 1.8%
    860,000    Massachusetts State Housing Finance Agency, Multi-Family Housing         AAA             A1             943,850
               Bonds, First Issue, 1979 Series A, 7.00%, due 04-01-2021

NEVADA -- 0.5%
    255,000    Las Vegas, Nevada, New Public Housing Authority, 5.00%,                  AAA            Aaa             250,856
               due 01-01-2012

NEW JERSEY -- 1.3%
    435,000    Newark, New Jersey, New Public Housing Authority, 5.25%,                 AAA            Aaa             437,719
               due 04-01-2009

    250,000    Newark, New Jersey, New Public Housing Authority, 4.50%,                 AAA            Aaa             241,250
               due 04-01-2008

NEWYORK -- 0.8%
    200,000    New York, New York, New Public Housing Authority, 5.00%,                 AAA            Aaa             196,750
               due 01-01-2012

    200,000    New York, New York, New Public Housing Authority, 5.375%,                AAA            Aaa             203,904
               due 01-01-2012

NORTH CAROLINA -- 0.8%
    400,000    Durham, North Carolina, New Public Housing Authority, 5.00%,             AAA            Aaa             397,000
               due 02-01-2012

NORTH DAKOTA -- 0.7%
    200,000    Burleigh County, North Dakota, New Public Housing Authority,             AAA            Aaa             197,500
               4.875%, due 01-01-2009

    185,000    Burleigh County, North Dakota, New Public Housing Authority,             AAA            Aaa             181,763
               4.875%, due 01-01-2010

N MARIANA ISLANDS -- 0.2%
    100,000    Commonwealth of the Northern Mariana Islands General Obligation          AAA            Aaa              99,750
               Bonds, Series 1999A, (Public School System Projects), 5.125%,
               due 10-01-2008

OHIO -- 2.3%
    300,000    Youngstown, Ohio, New Public Housing Authority, 5.00%,                   AAA            Aaa             292,500
               due 05-01-2012

    200,000    Youngstown, Ohio, New Public Housing Authority, 4.875%,                  AAA            Aaa             196,500
               due 05-01-2010

    500,000    Youngstown, Ohio, New Public Housing Authority, 5.00%,                   AAA            Aaa             490,625
               due 05-01-2011

    250,000    Youngstown, Ohio, New Public Housing Authority, 4.875%,                  AAA            Aaa             246,875
               due 05-01-2009

PENNSYLVANIA -- 0.9%
    270,000    Allentown, Pennsylvania, New Public Housing Authority, 4.875%,           AAA            Aaa             262,912
               due 05-01-2011

    200,000    Clinton County, Pennsylvania, New Public Housing Authority,              AAA            Aaa             204,098
               5.25%, due 11-01-2007

PUERTO RICO -- 4.7%
    400,000    Puerto Rico Highway &Transportation Authority, Highway                    A             Baa1            362,500
               Revenue Bonds (Series Y), 5.50%, due 07-01-2036

    350,000    Puerto Rico Commonwealth Highway & Transportation Authority,              A             Aaa             372,750
               Highway Revenue Unrefunded Balance, Series T, 6.625%,
               due 07-01-2018

    100,000    Puerto Rico Commonwealth Highway &Transportation, 6.625%,                 A             Baal            106,250
               due 07-01-2012

    325,000    Puerto Rico Commonwealth, Refunding Bonds, Series A, 6.00%,               A             Baal            335,562
               due 07-01-2014

    350,000    Puerto Rico Commonwealth General Obligation Bonds, 6.00%,                 A             Aaa             367,500
               Prefunded 07-01-2002

    180,000    Puerto Rico Commonwealth Electric &Power Authority, Series R,            AAA            Aaa             190,125
               6.25%, due 07-01-2017

    200,000    Puerto Rico New Public Housing Authority, 5.00%,                         AAA            Aaa             197,750
               due 06-01-2010

    150,000    Puerto Rico Telephone Authority, Series L, 5.75%, due 01-01-2011          A+             A2             153,188

    350,000    Puerto Rico Telephone Authority, Series L, 6.125%, due 01-01-2022         A+             A2             364,000

SOUTH CAROLINA -- 0.4%
    200,000    Marion, South Carolina, New Public Housing Authority, 4.875%,            AAA            Aaa             196,250
               due 09-01-2010

TENNESSEE -- 0.3%
    190,000    Nashville, Tennessee, New Public Housing Authority, 5.00%,               AAA            Aaa             186,438
               due 08-01-2010

TEXAS -- 1.6%
    300,000    El Paso, Texas, New Public Housing Authority, 5.00%,                     AAA            Aaa             302,625
               due 07-01-2005

    200,000    Waco, Texas, New Public Housing Authority, 4.875%,                       AAA            Aaa             194,750
               due 12-01-2012

    340,000    Waco, Texas, New Public Housing Authority, 4.875%,                       AAA            Aaa             332,775
               due 12-01-2009

VIRGIN ISLANDS -- 0.5%
    255,000    Virgin Islands Water and Power Authority Revenue Bonds,                  AAA            Aaa             251,813
               5.25%, due 07-01-2012

WISCONSIN -- 78.0%
    500,000    Housing Authority of the City of Ashland, Wisconsin, Student              NR            Aa3             443,125
               Housing Revenue Bonds, Series 1998, (Northland College Project),
               5.10%, due 04-01-2018

    200,000    Brown County (Wisconsin) Housing Authority, Student Housing               NR             NR             177,000
               Revenue Bonds, Series 1997B, (University Village Housing, Inc.,
               Project), 5.400%, due 04-01-2017

    500,000    Community Development Authority of the City of Cudahy                     NR            Aa3             463,125
               (Wisconsin) Redevelopment Lease Revenue Bonds,
               Series 1999, 5.10%, due 06-01-2017

    600,000    Community Development Authority of the City of Franklin,                  NR             NR             556,500
               (Wisconsin), Redevelopment Lease Revenue Refunding Bonds,
               Series 1998-B, 4.80%, due 04-01-2009

  1,000,000    Community Development Authority of the City of Glendale, Wisconsin,       NR             NR             953,750
               Community Development Lease Revenue Bonds, Series 1998A,
               (Tax Increment District No. 7), 5.50%, due 09-01-2017

  3,000,000    Community Development Authority of the City of Glendale,                  NR             NR           2,756,250
               Wisconsin, Lease Revenue Bonds, Series 1998A,
               (Tax Increment District No. 7), 5.40%, due 09-01-2018

  1,000,000    Housing Authority of the County of Grant, Wisconsin, Housing              NR             A3             896,250
               Refunding Revenue Bonds, Series 1998, (Orchard Manor), 5.35%,
               due 07-01-2026

    500,000    Housing Authority of the County of Grant, Wisconsin, Housing              NR             A3             456,875
               Refunding Revenue Bonds, Series 1998, (Orchard Manor), 5.25%,
               due 07-01-2018

    150,000    Housing Authority of the City of Green Bay, Wisconsin, Student            NR             NR             146,438
               Housing Refunding Revenue Bonds, Series 1997, (University Village
               Housing, Inc.), 6.00%, due 04-01-2017

  1,000,000    Redevelopment Authority of the City of Green Bay (Wisconsin),             NR            Aa2             881,250
               Lease Revenue Bonds, Series 1999A, (Convention Center
               Project), 5.10%, due 06-01-2029

    200,000    City of Hartford Community Development Authority, Dodge and               NR            Aa2             207,750
               Washington Counties, Wisconsin, Community Development Lease
               Revenue Bonds, 5.90%, due 12-01-2006

    100,000    Community Development Authority of the Village of Jackson,                NR             NR              91,500
               Wisconsin, Community Development Refunding Revenue Bonds,
               Series 1999, 4.90%, due 12-01-2013

    600,000    Community Development Authority of the Village of Jackson,                NR             NR             543,000
               Wisconsin, Community Development Refunding Revenue Bonds,
               Series 1999, 5.10%, due 12-01-2017

    500,000    Community Development Authority of the Village of Little Chute,           NR             NR             481,875
               Wisconsin, Community Development Lease Revenue Bonds, 5.625%,
               due 03-01-2019

  3,050,000    Community Development Authority of the City of Madison,Wisconsin,        AA-             NR           2,623,000
               Fixed Rate Development Revenue Bonds, Series 1998A, (Fluno
               Center Project), 5.00%, due 11-01-2020

    500,000    Community Development Authority of the City of Madison, Wisconsin,        NR             NR             462,500
               Redevelopment Revenue Bonds, Series 1995,(Meriter Retirement
               Services, Inc.), 6.125%, due 12-01-2019

    300,000    Community Development Authority of the City of Madison,Wisconsin,         NR             NR             281,625
               Multifamily Housing Revenue Bonds, Series 1995, (Dempsey Manor
               Project), 6.65%, due 10-01-2025

  1,000,000    Madison, Wisconsin, Community Development Authority Lease                 NR            Aa2           1,045,000
               Revenue Bonds, Monona Terrace Community & Convention Center
               Project, 6.10%, due 3-01-2010

    260,000    Community Development Authority of the City of Madison, Wisconsin,        NR             NR             248,625
               Project Revenue Bonds, (Series 1986), 5.875%, due 07-01-2016

    500,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,              NR             A1             513,125
               Development Revenue Bonds, (Goodwill Industries of Southeastern
               Wisconsin Project), 6.35%, due 10-01-2009

    100,000    Milwaukee, Wisconsin, Housing Authority Multifamily Revenue               NR            Aa2             101,625
               Refunding Bonds-Blatz Apartments Project, 7.50%, due 12-01-2028

  1,000,000    Redevelopment Authority of the City of Milwaukee (Wisconsin),             NR             NR             873,750
               Development Revenue Bonds, Series 1998, (YMCA of Metropolitan
               Milwaukee, Inc. Project), 5.10%, due 12-01-2023

    750,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,              NR             A1             690,000
               Redevelopment Revenue Bonds, Series 1999A, (Young Women's
               Christian Association of Greater Milwaukee), 5.30%, due 6-01-2029

    215,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,              NR             A1             200,219
               Redevelopment Revenue Bonds, Series 1999A, (Young Women's
               Christian Association of Greater Milwaukee), 5.25%, due 6-01-2019

    180,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,              NR            Aaa             165,150
               Redevelopment Revenue Bonds, Series 1999B, (Young Women's
               Christian Association of Greater Milwaukee), 5.20%, due 06-01-2029

  1,000,000    Housing Authority of the City of Oak Creek, Wisconsin, Multifamily        NR             NR           1,015,000
               Housing Refunding Revenue Bonds, Series 1994A, (Country Oaks II
               Project), 6.30%, due 08-01-2028

     75,000    Housing Authority of the City of Oak Creek, Wisconsin, Multifamily       AAA             NR              71,250
               Housing Refunding Revenue Bonds, Series 1993, (Wood Creek
               Project), 5.625%, due 07-20-2029

    210,000    Community Development Authority of the City of Onalaska,                  NR             NR             197,662
               Wisconsin, Redevelopment Lease Revenue Refunding Bonds,
               5.30%, due 06-01-2015

    125,000    Housing Authority of the City of Oshkosh, Wisconsin, GNMA                 NR            Aaa             119,219
               Collateralized Multifamily Housing Revenue Bonds, Series 1997,
               (VNA Assisted Living, Inc. Project), 5.45%, due 09-20-2017

  1,275,000    Housing Authority of the City of Oshkosh, Wisconsin, GNMA                 NR            Aaa           1,196,906
               Collateralized Multifamily Housing Revenue Bonds, Series 1997,
               (VNA Assisted Living, Inc. Project), 5.75%, due 09-20-2038

  2,260,000    Southeast Wisconsin Professional Baseball Park District Sales            AAA            Aaa           2,370,175
               Tax Revenue Bonds, Series 1996, 5.750%, prerefunded 03-13-2007

  1,000,000    Housing Authority of the City of Sheboygan, Wisconsin, Multifamily       AAA             NR             891,250
               Housing Refunding Revenue Bonds, Series 1998A, (GNMA Collat-
               Lake Shore Apartments), 5.10%, due 11-20-2026

    400,000    Redevelopment Lease Revenue Refunding Bonds, Redevelopment                NR             NR             368,000
               Authority of the Village of Slinger, Wisconsin, 4.70%, due 09-01-2012

    600,000    Redevelopment Authority of the Village of Slinger, Wisconsin,             NR             NR             615,750
               Redevelopment Lease Revenue Bonds, Series 1995-A, 6.25%,
               prerefunded 09-01-2001

  2,000,000    Waterfront Redevelopment Authority of the City of Sturgeon Bay,           NR             NR           1,740,000
               Wisconsin, Redevelopment Lease Revenue Bonds, Series 1998A,
               5.20%, due 10-01-2021

  1,360,000    Waterfront Redevelopment Authority of the City of Sturgeon Bay,           A              NR           1,169,600
               Wisconsin, Redevelopment Lease Revenue Bonds, Series 1998B,
               5.00%, due 10-01-2017

    100,000    Redevelopment Authority of the City of Superior, Wisconsin,               NR            Aa2             104,250
               Revenue Bonds, Series 1994, (Superior Memorial Hospital, Inc.),
               5.80%, prerefunded 05-01-2002 @ 102

    155,000    Redevelopment Authority of the City of Superior, Wisconsin,               NR            Aa2             161,006
               Revenue Bonds, Series 1994, (Superior Memorial Hospital, Inc.),
               5.60%, prerefunded 5-01-2002 @ 102

    150,000    Redevelopment Authority of the City of Superior, Wisconsin,               NR            Aa2             155,812
               Revenue Bonds, Series 1994, (Superior Memorial Hospital, Inc.),
               5.65%, prerefunded 05-01-2002 @ 102

    600,000    Housing Authority of the City of Superior, Wisconsin, Housing             NR             NR             586,500
               Revenue Refunding Bonds, Series 1996, (GNMA Collateralized-
               St. Francis Home, Inc. Project), 6.15%, due 07-20-2031

    600,000    Community Development Authority of the Village of Sussex,                 NR             NR             630,000
               Wisconsin, Community Development Revenue Bonds, Series 1995,
               6.10%, due 04-01-2015

    445,000    Community Development Lease Revenue Bonds, Series 1997A,                  NR             NR             428,869
               Community Development Authority of the City of Verona, Wisconsin,
               5.50%, due 06-01-2017

  1,400,000    Wisconsin Center District, Junior Dedicated Tax Revenue Refunding        AAA            Aaa           1,258,250
               Bonds, Series 1999, 5.25%, due 12-15-2027

  1,600,000    Wisconsin Center District, Junior Dedicated Tax Revenue Refunding         A              NR           1,440,000
               Bonds, Series 1999, 5.25%, due 12-15-2023

  3,000,000    Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,            A              NR           3,150,000
               Series 1996B, 5.75%, Prerefunded 12-15-2006 @ 101

  1,265,000    Wisconsin Housing Finance Authority Revenue Bonds, Prerefunded            NR             NR           1,277,650
               12-01-2017 at Par, Escrowed by U.S. Government Security, 6.10%,
               prerefunded 12-01-2017

  1,425,000    Wisconsin Housing Finance Authority Revenue Bonds, Prerefunded           AAA            Aaa           1,425,000
               12-01-2017 at Par, Escrowed by U.S. Government Security, (MBIA
               Insured), 6.10%, prerefunded 12-01-2017

    460,000    Walworth County (Wisconsin) Housing Authority Housing Revenue             NR             NR             427,800
               Bonds, Series 1997, (FHA Insured Mortgage Loan-Kiwanis Herigage,
               Inc. Senior Apartment Project), 5.70%, due 03-01-2039

  1,000,000    Community Development Authority of the City of Watertown,                 NR             NR             888,750
               (Wisconsin), Redevelopment Lease Revenue Bonds, Series 1998A,
               5.00%, due 05-01-2018

    500,000    Housing Authority City of Waukesha, Wisconsin, Multifamily                NR             NR             455,625
               Housing Refunding Revenue Bonds, Series 1998A, (FHA Insured
               Mortgage Loan-Oak Hills Terrace Project), 5.45%, due 06-01-2027

  1,000,000    Wauwatosa, Wisconsin, Redevelopment Authority, Milwaukee County,         AAA            Aaa             982,500
               Wisconsin, Redevelopment Authority Lease Revenue Bonds, Series
               1997, 5.65%, due 12-01-2015

    715,000    Housing Authority of Winnebago County, Wisconsin, Multifamily             NR             NR             711,425
               Housing Refunding Revenue Bonds, (Neenah-Menasha Ecumenical
               Retirement Community, Inc. Project), 5.50%, due 10-01-2015

    855,000    Housing Authority of Winnebago County, Wisconsin, Multifamily             NR             NR             718,200
               Housing Refunding Revenue Bonds, (Neenah-Menasha Ecumenical                                         -----------
               Retirement Community, Inc. Project), 5.60%, due 10-01-2020

Total Long-Term Tax-Exempt Securities (Cost $54,117,039)                                                           $51,877,990
                                                                                                                   -----------
                                                                                                                   -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
  Principal Preservation Portfolios, Inc. and the
  Shareholders of the Wisconsin Tax-Exempt Portfolio:

     We have audited the accompanying balance sheet, including the schedule of investments, of the PRINCIPAL PRESERVATION PORTFOLIOS, INC. (a Maryland corporation) Wisconsin Tax-Exempt Portfolio as of December 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Principal Preservation Portfolios, Inc. Wisconsin Tax-Exempt Portfolio as December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 19, 2000.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   James Brendemuehl, Senior Vice President of Sales
   John Lauderdale, Senior Vice President of Marketing
   Kathleen Cain, Secretary

INVESTMENT ADVISOR
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report was prepared for shareholders of Principal Preservation Portfolios, Inc.' s Wisconsin Tax-Exempt Portfolio. It may not be used in connection with the offering of shares of the Wisconsin Tax-Exempt Portfolio unless preceded or accompanied by a current Prospectus.

PP842-2/00